Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

8.    INCOME TAXES

The income tax provision, for the years ended December 31, differs from that computed using the statutory rates for the following reasons:

millions of Canadian dollars		2011		2010
Income before provision for income taxes	$222.7		$191.2
Income taxes, at statutory rates	72.4	32.5%	65.0	34.0%
Deferred income taxes on regulated income recorded as regulatory assets	(60.3)	(27.1)%	(67.9)	(35.5)%
Change in estimate of prior years expected benefit of tax deductions	(25.2)	(11.3)%	-	-
Net tax effect of equity earnings	(8.4)	(3.8)%	(5.8)	(3.0)%
Non-taxable gain on business acquisition	(9.6)	(4.3)%	(7.5)	(3.9)%
Non-deductible regulatory amortization	5.5	2.5%	11.8	6.2%
Reduction in FAM regulatory asset	(4.7)	(2.1)%	-	-
Recovery of prior year income taxes	(1.7)	(0.8)%	(4.7)	(2.5)%
Other	(4.7)	(2.1)%	1.0	0.5%
Income tax expense (recovery)	$(36.7)	(16.5)%	$(8.1)	(4.2)%

The 2011 statutory income tax rate of 32.5 percent (2010 – 34 percent) represents the combined Canadian federal and Nova Scotia provincial income tax rates which are the relevant tax jurisdictions for Emera.

The following reflects the composition of taxes on income from continuing operations for the years ended December 31:

millions of Canadian dollars	2011	2010
Income tax recovery – current
Domestic	$(45.8)	$(45.2)
Foreign	(2.5)	(2.0)
Income tax expense – deferred
Domestic	2.5	29.0
Foreign	25.0	12.3
Operating loss carry forwards	(15.9)	(2.2)
Income tax expense (recovery)	$(36.7)	$(8.1)

Foreign income before taxes was $164.1 million in 2011 and $102.5 million in 2010.

The deferred income tax assets and liabilities as at December 31 consisted of the following:

millions of Canadian dollars	2011	2010
Deferred income tax assets:
Pension and other post-retirement liabilities	$230.4	$173.1
Tax loss carry forwards	74.0	54.7
Asset retirement obligations	42.9	63.2
Intangibles	27.8	27.6
Other	52.9	29.5
Total deferred income tax assets before valuation allowance	428.0	348.1
Valuation allowance	(17.3)	(14.4)
Total deferred income tax assets after valuation allowance	$410.7	$333.7
Deferred income tax liabilities:
Property, plant and equipment	$469.6	$353.9
Net investment in direct financing lease	50.3	32.9
Regulatory assets (deferral of FAM)	29.0	29.2
Other	54.2	49.9
Total deferred income tax liabilities	$603.1	$465.9
Consolidated Balance Sheet presentation
Current deferred income tax assets	$14.0	$13.7
Long-term deferred income tax assets	33.1	31.1
Current deferred income tax liabilities	(10.9)	(8.5)
Long-term deferred income tax liabilities	(228.6)	(168.5)
Net deferred income tax liabilities	$(192.4)	$(132.2)

For regulated entities, to the extent deferred income taxes are expected to be recovered from or returned to customers in future rates, a regulatory asset or liability is recognized. These amounts include a gross up to reflect the income tax associated with future revenues required to fund these deferred income tax liabilities, and the income tax benefits associated with reduced revenues resulting from the realization of deferred income tax assets.

In Q4 2011, NSPI modified its estimate of the expected tax benefit of tax deductions, electing to amend its tax returns for the years 2006 through 2009. This resulted in a $23.3 million reduction in income tax expense and a $3.0 million increase in interest revenue, recorded in the quarter. This change in accounting estimate has been accounted for on a prospective basis.

In Q4 2010, NSPI revised its estimate of the 2010 expected benefit from accelerated tax deductions, resulting in a $7.2 million reduction in income tax expense.

The following table summarizes as at December 31, 2011 the net operating loss (“NOL”), capital loss and tax credit carryovers and the associated carryover periods, and the valuation allowances for amounts which Emera has determined that realization is uncertain:

millions of Canadian dollars	Deferred Tax Asset	Valuation Allowance	Net Deferred Tax Asset	Expiration Period
NOL	$59.9	$(0.6)	$59.3	2014-2031
Capital loss	14.1	(14.1)	-	Indefinite
Investment tax credit	0.3	-	0.3	Indefinite
Total	$74.3	$(14.7)	$59.6

As at December 31, 2011, Emera had a gross NOL carryover of $215.1 million, capital loss carryover of $64.1 million, and an investment tax credit carry forward of $0.8 million.

Considering all evidence regarding the utilization of the Company’s deferred income tax assets, it has been determined that Emera is more likely than not to realize all recorded deferred income tax assets, except for the losses noted above and unrealized capital gains on certain investments. A valuation allowance has been recorded as at December 31, 2011 related to these losses and investments.

The following table provides details of the change in unrecognized tax benefits for the years ended December 31 as follows:

	$000000.00	$000000.00
millions of Canadian dollars	2011	2010
Balance, January 1	$12.9	$12.1
Increases due to tax positions related to prior year	0.3	-
Increases due to tax positions related to current year	2.5	2.4
Decreases due to settlements with taxing authorities	(1.1)	-
Decreases due to expiration of statute of limitations	(1.7)	(1.6)
Balance, December 31	$12.9	$12.9

The total amount of unrecognized tax benefits as at December 31, 2011 was $12.9 million (2010 – $12.9 million) which would affect the effective tax rate if recognized. The total amount of accrued interest with respect to unrecognized tax benefits was $1.3 million (2010 – $1.3 million). In the next twelve months, it is reasonable that $2.2 million of unrecognized tax benefits may be recognized due to statute expirations or settlement agreements with taxing authorities.

The Company intends to indefinitely reinvest earnings from certain foreign operations. Accordingly, US and non-US income and withholding taxes for which deferred taxes might otherwise be required have not been provided for on a cumulative amount of temporary differences related to investments in foreign subsidiaries of approximately $290.6 million as at December 31, 2011. It is impractical to estimate the amount of income and withholding tax that might be payable if a reversal of temporary differences occurred.

Emera files a Canadian federal income tax return, which includes its Nova Scotia provincial income tax. Emera’s subsidiaries file Canadian, US, Barbados and St. Lucia income tax returns. As at December 31, 2011, the Company’s tax years still open to examination by taxing authorities include 2002 and subsequent years. With few exceptions, the Company is no longer subject to examination for years prior to 2006.